Exhibit 99.1


                              PATHMARK STORES, INC.
                                200 MILIK STREET
                           CARTERET, NEW JERSEY 07008


FOR IMMEDIATE RELEASE                                 CONTACT:  HARVEY M. GUTMAN
                                                                  (732) 499-4327

            PATHMARK ANNOUNCES REVISION TO GOODWILL IMPAIRMENT CHARGE

--------------------------------------------------------------------------------


Carteret, New Jersey, April 29, 2005 - Pathmark Stores, Inc. (Nasdaq: PTMK) today revised its non-cash goodwill and long-lived asset impairment charge that had been reported on April 13, 2005 in the Company's preliminary unaudited results for its fourth quarter and fiscal year ended January 29, 2005. Pathmark attributed the revision to an audit adjustment related to the calculation of the fair market value of certain assets and liabilities, which impacted the impairment charge.

The Company reported that its goodwill and long-lived impairment charge is $302.6 million after tax, or $10.06 per diluted share, rather than the $263.6 million, or $8.76 per diluted share, that was reported in the Company's preliminary unaudited results issued April 13, 2005. Pathmark's net loss for the fourth quarter of fiscal 2004 is $301.6 million, or $10.03 per diluted share, versus the $262.3 million, or $8.73 per diluted share, previously reported. For the full 2004 fiscal year, Pathmark reported a net loss of $308.6 million, or $10.26 per diluted share, versus the $269.3 million, or $8.96 per diluted share, previously reported.

The Company's previously reported proforma results for the fourth quarter and full fiscal 2004 are not impacted by the aforementioned revision (see Table A). Pathmark also reported that it would file its 2004 Form 10-K today.

The Company has determined that it did not maintain effective controls over processes followed in its year-end calculation of goodwill impairment and its accounting for book overdrafts related to the right of offset of certain cash accounts against accounts payable, and these constitute material weaknesses under Section 404 of the Sarbanes-Oxley Act. The Company will take remediation steps and monitor the effectiveness of new procedures and controls.

Pathmark Stores, Inc. is a regional supermarket currently operating 142 supermarkets primarily in the New York - New Jersey and Philadelphia metropolitan areas.

Except for historical information contained herein, the matters discussed in this release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to, among other things, operating costs, earnings estimates, FIFO EBITDA, sales and capital expenditures and are indicated by words or phrases such as "anticipates", "believes", "expects", "forecasts", "guidance", "intends", "may", "plans", "projects", "will" and similar words and phrases. By their nature, such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These statements are based on management's assumptions and beliefs in the light of information currently available to it and assume no significant changes in general economic trends, consumer confidence or other risk factors that may affect the forward-looking statements. The Company expressly disclaims any current intention to update the information contained herein. Factors that may affect results include changes in business and economic conditions generally and in the Company's operating areas, the competitive environment in which the Company operates and other risks detailed from time to time in the Company's reports and filings available from the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.

                                (Tables Attached)

                                     Table A
                              Pathmark Stores, Inc.
 Reconciliation of GAAP Net Earnings (Loss) to Proforma Net Earnings (Unaudited)
                              (Dollars in millions)

                                                               13 Weeks Ended
                              ----------------------------------------------------------------------------------
                                          January 29, 2005                           January 31, 2004
                              -----------------------------------------    -------------------------------------
                                                              Per                                       Per
                                              Net of        diluted                       Net of     diluted
                                Pre-tax        tax           share            Pre-tax       tax       share
                              --------------------------  -------------    ------------  ---------  ------------

Net earnings (loss), as
   reported................... $  (304.2)    $  (301.6)     $ (10.03)       $   16.7        $9.6      $ 0.32
Impairment of goodwill
   and long-lived assets......     309.0         302.6         10.06             -             -          -
Long-term disability -medical
   expense adjustment.........       3.0           1.8          0.06             -             -          -
Depreciation adjustment on
   leasehold improvements.....       2.0           1.2          0.04             -             -          -
Deferred financing costs
   write-off and derivative
   settlement charge..........       -             -              -              1.6         0.9        0.03
Deferred rent liability
   straight-line expense
   adjustment.................      (4.4)         (2.6)        (0.09)             -            -          -
Net tax provision adjustment
   related to state NOLs, net
   of a deferred tax liability
   benefit....................        -            1.1          0.04              -            -          -
                              --------------------------  -------------    ------------  ---------  ------------
Proforma earnings,
   as reported................      $5.4        $  2.5      $   0.08        $   18.3      $ 10.5       $0.35
                              ==========================  =============    ============  =========  ============

Proforma earnings,
   as previously reported.....      $5.4         $ 2.5      $   0.08          $ 18.3      $ 10.5       $0.35
                              ==========================  =============    ============  =========  ============


                              Pathmark Stores, Inc.
   Reconciliation of GAAP Net Earnings (Loss) to Proforma Net Earnings (Loss)
                                  (Unaudited)
                              (Dollars in millions)


                                                               52 Weeks Ended
                              ----------------------------------------------------------------------------------
                                           January 29, 2005                           January 31, 2004
                              -------------------------------------------    -----------------------------------
                                                                  Per                                   Per
                                               Net of           diluted                    Net of     diluted
                                Pre-tax          tax             share         Pre-tax      tax        share
                              -------------  ------------    ------------    ----------- ---------  ------------
Net earnings (loss), as
   reported...................  $  (317.9)     $(308.6)       $(10.26)           $28.3      $16.5       0.54
Impairment of goodwill and
   long-lived assets..........      309.0        302.6          10.06               -          -           -
Long-term disability -medical
   expense adjustment.........        3.0          1.8           0.06               -          -           -
Depreciation adjustment on
   leasehold improvements.....        2.0          1.2           0.04               -          -           -
Deferred financing costs
   write-off and derivative
   settlement charge..........        1.7          1.0           0.03              6.3        3.7       0.13
Gain on asset sales...........       (1.5)        (0.9)         (0.03)           (13.7)      (8.2)     (0.27)
Deferred rent liability
   straight-line expense
   adjustment.................       (4.4)        (2.6)         (0.09)              -          -           -
Reorganization charges........         -             -             -               8.1        4.9       0.16
Net tax provision adjustment
   related to state NOLs, net
   of a deferred tax liability
   Benefit....................         -           1.1           0.04               -          -           -
                              -------------  ------------    ------------    ----------- ---------  ------------
Proforma earnings  (loss)
   as reported................  $    (8.1)     $    (4.4)     $ (0.15)        $   29.0    $  16.9    $  0.56
                              =============  ============    ============    =========== =========  ============
Proforma earnings (loss)
   as previously reported.....  $    (8.1)     $    (4.4)     $ (0.15)        $   29.0    $  16.9    $  0.56
                              =============  ============    ============    =========== =========  ============


                                     Table B
                              Pathmark Stores, Inc.
                   Reconciliation of GAAP Net Earnings (Loss)
                             to Proforma FIFO EBITDA




   FIFO EBITDA represents earnings (loss) before interest, taxes, depreciation and amortization and the LIFO charge (credit) and before impairment charges and proforma adjustments. We believe that our investors find FIFO EBITDA, before impairment charges and proforma adjustments, to be a useful analytical tool for measuring our performance and for comparing our performance with the performance of other companies having different capital structures. In addition, FIFO EBITDA, before impairment charges and proforma adjustments, is consistent with the targets utilized in our incentive compensation program. FIFO EBITDA, before impairment charges and proforma adjustments, is a non-GAAP measure and should not be considered in isolation from, and is not intended to represent an alternative measure of, operating earnings or of cash flows from operating activities, as determined in accordance with GAAP. Our measurement of FIFO EBITDA, before impairment charges and proforma adjustments, as presented below (in millions), may not be comparable to similarly titled measures reported by other companies:



                                                                   13 Weeks Ended                 52 Weeks Ended
                                                             ----------------------------   ----------------------------
                                                                 January       January         January        January
                                                                29, 2005      31, 2004        29, 2005       31, 2004
                                                             -------------  -------------   ------------  --------------

     Net earnings (loss)...................................    $   (301.6)  $       9.6       $  (308.6)    $    16.5
     Adjustments to calculate FIFO EBITDA:
        Interest expense...................................          16.2          17.3            67.0          72.5
        Income tax provision (benefit).....................          (2.6)          7.1            (9.3)         11.8
        Depreciation and amortization......................          24.8          20.8            89.4          84.0
        Impairment of goodwill and long-lived
            assets.........................................         309.0            --           309.0            --
        LIFO charge (credit)...............................           1.2          (0.8)            2.0           0.1
                                                             -------------  -------------   ------------  --------------
     FIFO EBITDA (before impairment charges)...............          47.0          54.0           149.5         184.9
     Proforma adjustments:
        Long-term disability - medical expense
            adjustment.....................................           3.0            --             3.0            --
        Deferred rent liability straight-line
            expense adjustment.............................          (4.4)           --            (4.4)           --
        Gain on sale of real estate........................            --            --            (1.5)        (13.7)
        Reorganization charges.............................            --            --              --           8.1
                                                             -------------  -------------   ------------  --------------
     FIFO EBITDA (before impairment charges
            and proforma adjustments)......................  $       45.6   $      54.0     $     146.6   $     179.3
                                                             =============  =============   ============  ==============


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